UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

The Marzetti Company
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway	Suite 400
Westerville	Ohio	43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(614)	224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MZTI	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the annual meeting of shareholders (the “Annual Meeting”) of The Marzetti Company (the “Corporation”) on November 19, 2025, the Corporation’s shareholders approved The Marzetti Company 2025 Omnibus Incentive Plan (“the Plan”). The Plan provides for grants of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards. For a detailed description of the terms and conditions of the Plan, the full text of the Plan is filed as Exhibit 10.1 hereto, which incorporates by reference Appendix A of the Corporation’s Definitive Proxy Statement (“Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on October 20, 2025.
Pursuant to the Plan, (i) the form of Restricted Stock Unit Award Agreement for Directors is filed herewith as Exhibit 10.2 and (ii) the form of Restricted Stock Unit Award Agreement for Employees and Consultants is filed herewith as Exhibit 10.3.
Item 5.07    Submission of Matters to a Vote of Security Holders
The Annual Meeting was held in a virtual-only format via live webcast on November 19, 2025 pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement that was available on or about October 20, 2025 to all shareholders of record at the close of business on September 22, 2025. At the Annual Meeting, 26,282,668 shares of the Corporation’s common stock were represented in person (online) or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on four proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the SEC and first made available to shareholders on or about October 20, 2025.
Proposal One - Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three-year terms expiring at the 2028 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Withheld	Abstentions	Broker Non-Votes
Barbara L. Brasier	24,902,769	410,793	—	969,106
David A. Ciesinski	25,082,000	231,562	—	969,106
Elliot K. Fullen	24,698,142	615,420	—	969,106
Alan F. Harris	23,314,650	1,998,912	—	969,106
Proposal Two - Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,572,731	224,710	516,121	969,106
Proposal Three - Approval of The Marzetti Company 2025 Omnibus Incentive Plan
The Corporation’s shareholders approved the 2025 Omnibus Incentive Plan with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,398,832	404,219	510,511	969,106

Proposal Four - Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2026 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
25,580,254	205,185	497,229	—
Item 8.01    Other Events
On November 19, 2025, the Corporation’s Board of Directors voted to raise the regular quarterly cash dividend to $1.00 per common share to be paid December 31, 2025 to shareholders of record on December 5, 2025.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit Number	Description
	10.1	The Marzetti Company 2025 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Corporation’s Definitive Proxy Statement (000-04065), filed October 20, 2025)

	10.2(a)	Form of Restricted Stock Unit Award Agreement for Directors under The Marzetti Company 2025 Omnibus Incentive Plan

	10.3(a)	Form of Restricted Stock Unit Award Agreement for Employees and Consultants under The Marzetti Company 2025 Omnibus Incentive Plan

	99.1(b)	Press Release dated November 19, 2025

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

	(a)	Filed herewith

	(b)	Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARZETTI COMPANY
(Registrant)

Date:	November 20, 2025	By:	/s/ THOMAS K. PIGOTT
Thomas K. Pigott
Vice President, Chief Financial Officer
and Assistant Secretary
(Principal Financial and Accounting Officer)